              --------------------------------------------------
                                 SMITH BARNEY
                                  NEW JERSEY
                             MUNICIPALS FUND INC.
              --------------------------------------------------

              CLASSIC SERIES  |  ANNUAL REPORT  |  MARCH 31, 2003



[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(R)

Your Serious Money. Professionally Managed.(R) is a registered service mark of Citigroup Global Markets Inc.

           --------------------------------------------------------
         NOT  FDIC  INSURED . NOT  BANK  GUARANTEED . MAY  LOSE  VALUE
           --------------------------------------------------------

                           LETTER FROM THE CHAIRMAN

[PHOTO]

R. JAY GERKEN
Chairman, President and Chief Executive Officer

Dear Shareholder,
As you know, bonds have been the financial investment of choice over the last few years. In fact, with stocks mired in a fierce bear market, investment-grade bonds have outperformed the broad equity market in each of the last three years, the first time that has happened since the dawn of the Second World War.

Municipal bonds and funds that focus on them have been particular investor favorites, and for good reason. On an after-tax basis, municipals, which are exempt from federal taxes, continue to offer more competitive yields than comparable-maturity Treasury bonds. As noted by the portfolio manager in the accompanying letter, although yields are subject to change, as of the period's close the pre-tax yield on a 10-year insured municipal bond registered at 3.50% versus 3.80% on the 10-year Treasury note. However, after accounting for the effect of federal income taxes, a Treasury would have to pay a taxable equivalent yield of 5.07% in order to match the municipal's yield for an investor in the 31% federal income tax bracket./i/ Furthermore, municipals are backed by the generally solid credit of state and local governments and by predictable revenue streams from installations, such as utility, transportation and water-and-sewer systems.

Not that there isn't cause for some concern. Municipals have experienced a strong spate of outperformance that may not be sustainable. Interest rates may be poised to rise in coming months, potentially depressing the prices of outstanding bonds. The sluggish U.S. economy has been reflected on the local level, with many states and municipalities grappling with budget deficits.

In our opinion, this is all the more reason why investing in municipal bonds with a professional fund manager is a more prudent strategy than buying these bonds directly. Fund managers can provide the diversification that is so important in managing risk. And in periods of rising interest rates, they can take steps to mitigate declining bond prices, such as shortening overall portfolio duration. In the following pages, your fund manager will explain the specific steps being taken to manage the Fund in this very dynamic climate.

Bottom line: As an investor, you should always work with your financial adviser to design and maintain a portfolio that suits your long-term goals and appetite for risk. If tax-free income is part of that equation, municipal bonds remain an excellent choice.

    1 Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders

As always, thank you for entrusting your assets to us. We look forward to helping you continue to meet your financial goals. Please read on to learn more about your Fund's performance and the Manager's strategy.

Sincerely,

/s/ R. Jay Gerken
R. Jay Gerken
Chairman, President and Chief Executive Officer

April 10, 2003


    2 Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders

                               MANAGER OVERVIEW


[PHOTO]

JOSEPH P. DEANE
Vice President and Investment Officer


Performance Review
For the 12 months ended March 31, 2003, Class A shares of the Smith Barney New Jersey Municipals Fund Inc. ("Fund"), without sales charges, returned 6.84%. The Fund underperformed its unmanaged benchmark, the Lehman Brothers Municipal Bond Index,/ii/ which returned 9.89% for the same period. It marginally underperformed its Lipper peer group of New Jersey municipal debt funds, which returned 7.62% for the same period./1/ However, certain investors may be subject to the federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax adviser.

A key reason for the Fund's modest underperformance was due to the more conservative investment approach we initiated in accordance with our outlook for interest rates. We believe interest rates are poised to rise in the future. Given that bonds with longer maturities are typically more sensitive to interest rate movements, in order to minimize fluctuations in the Fund that may occur if rates were to rise, we reduced the average maturity of issues held in the portfolio. Since bonds with shorter maturities are less sensitive to fluctuations in interest rates, which dropped in November, the Fund generated comparatively lower returns. Conversely, we believe this defensive posture may generate more favorable returns when interest rates rise. Shorter-term bonds are less susceptible than longer-term issues to the price declines that accompany an increase in interest rates.

We believe that our attentiveness to capital preservation distinguishes us from those investment managers who are focused on short-term returns. We will remain committed to prudently seeking long-term results and competitive tax-exempt yields.

Shifts in Investor Sentiment
When the period began, lingering concerns about the integrity of corporate financial reporting practices and the strength of the U.S. economy prompted investors to shift money into conservative investments, specifically fixed-income securities with higher credit ratings. The demand boosted prices of higher-rated municipal bonds throughout the first half of the period through the early fall, although U.S. Treasury securities generated particularly strong performance.

--------
/1/Lipper is a major independent mutual-fund tracking organization. Average annual returns are based on the 12-month period ended March 31, 2003, calculated among 55 funds in the New Jersey municipal debt fund category with reinvestment of dividends and capital gains excluding sales charges.

    3 Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders

Following an economic report released in October that reflected a weak labor market, the Federal Reserve ("Fed")/iii/ cut short-term interest rates to a four-decade low to help stimulate the economy. (Lower rates can encourage consumers and corporations to borrow and subsequently spend more, thereby increasing economic activity.) That month, investors reallocated money from investment-grade municipal bonds into stocks and other riskier assets such as corporate high-yield bonds,/iv/ anticipating that the economy would improve and help strengthen companies' credit profiles. As stocks surged in price during the October-to-November period, municipal bonds collectively retreated amid outflows of cash from municipal bond funds.

As concerns about Iraq and the economy resurfaced, investors again gravitated to higher-rated bond issues. In December, the Lehman Brothers Municipal Bond Index returned 2.11%, reflecting its second-best monthly return since January 2001. Throughout the final quarter of the Fund's fiscal period, municipal bonds continued to fluctuate but, on a total return basis, finished in positive territory and outperformed many of their taxable brethren on an after-tax basis.

Impact of New Bond Supplies
Declining tax receipts significantly reduced many municipalities' revenues. Consequently, many municipalities aggressively borrowed throughout the period by issuing new bonds. In fact, more than $357 billion of municipal bonds were issued last year (a new annual record), a pace that continued through the first quarter of 2003.

Although the market absorbed these issues with relative ease and municipal bond prices advanced, these hefty supplies dampened their returns as the market had to assimilate this large supply. This contributed to the municipal market's more muted performance versus Treasuries, which rallied significantly in price. Given that bond prices move opposite to yields, municipal and Treasury yields moved closer to parity. As of March 31st, the yield on a 10-year municipal bond was equivalent to nearly 94% of that on a comparable-maturity Treasury, compared to levels below 85% earlier in the period. Given the favorable tax-treatment on municipal bond interest, we considered the yields on municipal bonds as of the period's close to be at compelling levels relative to Treasuries.

Given that a significant amount of new bonds were issued by municipalities to refinance their older higher-yielding bonds, we anticipate that new issuance activity will begin to taper off once interest rates have risen to a reasonable extent.


    4 Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders

New Jersey Economy
New Jersey's tax collections were hit hard by the recession and the stock market's decline, which reduced the State's revenues derived from capital gains tax and personal income tax receipts. The State's projected deficit for 2003 amounted to approximately $5.3 billion, and the Governor's plan for eliminating the deficit included $2.9 billion in additional revenues and $2.4 billion in spending constraints and reductions. The recent projected budget gap for 2004 is projected to be between $4 billion and $5 billion within a total budget of approximately $24 billion.

Given its economic travails, New Jersey's debt rating was downgraded during the period. New Jersey's state-backed general obligation ("GO") debt was recently rated AA with a stable outlook by Standard & Poor's Ratings Service and Aa2 with a negative outlook by Moody's Investors Service./v/

State-specific municipal bond funds commonly hold a significant portion of state-backed GO bonds in their portfolios. However, considering New Jersey's economic situation and credit outlook, we maintained very little exposure to such issues and eliminated virtually all of these issues from the Fund by the end of the period. Instead, we focused on municipal "revenue" bonds, which are issued to finance public works such as bridges, tunnels or sewer systems, as these issues are supported directly by the revenues generated by the operations of these systems. Although we tend to invest in a diversified array of sectors, we placed a slight focus on revenue bonds that provide "essential services." As of the period's close, the Fund maintained a 21% allocation to transportation issues and 18% allocation to hospital bonds, as well as significant exposure to water-and-sewer issues. We feel that state budgets will remain under pressure for the next two years or so and, therefore, plan to maintain our focus on revenue bonds, particularly essential services issues, and to target higher-rated issues, which are more liquid than lower-rated higher-yielding issues.

Economic and Interest Rate Outlook
During the past two years, the bond markets have been driven higher to a large extent by rate reductions triggered by the Fed in accordance with its monetary policy, as bond prices move opposite to interest rate movements. (When rates drop, the expectation is that newer bonds will be issued at lower rates, which make the outstanding bonds more valuable.) Since May 2000, the Fed cut short-term rates from 6.5% to 1.25%.

Going forward through 2003 and 2004 (the latter being a presidential-election year), we believe that fiscal stimulus policies such as tax cuts put into place by Congress and the Bush Administration will play a greater role in


    5 Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders
influencing the direction of the economy and bond markets. If these policy decisions are successfully implemented, which we believe will be the case, the economic climate should improve later this year and into 2004. Once economic activity gains sufficient momentum, we believe the Fed may be inclined to raise its interest rate targets to help keep the economy from becoming "overheated" and to minimize inflationary concerns. When you marry monetary (Fed) and fiscal (Congress) policy together and get them working, that's not an economy that we want to bet against -- and we're not.

Defensive Positioning
To help minimize fluctuations in the Fund that may arise in a rising rate environment, our investment approach includes:

 . Maintaining a short average maturity in the Fund to reduce the Fund's susceptibility to rising rates

 . Continue to selectively seek "premium" bonds with higher coupons (the fixed interest rate the issuer promises to pay to the bondholder until maturity). We will also continue to selectively seek higher-coupon bonds (which were issued during previous periods when rates were higher) because their coupons would be more in line with those on bonds issued in the future if interest rates and yields were to rise. (These higher-coupon bonds are also referred to as "premium" bonds because they trade at premiums to their face value amount payable at maturity, due to their favorable interest rates.) Keeping in line with this philosophy, we have sold virtually all the Fund's bonds that were trading at a discount and had coupons below five percent.

 . Hedging the portfolio using futures to help minimize the effects of a rising interest rate environment. We plan to maintain a short position in futures, which are exchange-traded contracts that may be used for hedging purposes, to help reduce fluctuations in the net asset value of the Fund.

Municipals: Competitively Positioned
In the current environment, we feel that investors can get a little more bang for their buck by investing in municipal bonds versus their taxable bond counterparts. For example, although yields are subject to change, as of the period's close, the pre-tax yield on a 10-year insured municipal bond registered at 3.50% versus 3.80% on the 10-year Treasury note. However, after accounting for the effect of federal income taxes, a Treasury would have to pay a taxable equivalent yield of 5.07% in order to match the municipal's yield for an investor in the 31% federal income tax bracket. In contrast, a 10-year U.S. Treasury note yielded 3.80% as of the period's close. In addition to offering favorable after-tax yields


    6 Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders
versus Treasuries, if interest rates rise, investment-grade municipals may prove more resilient than Treasuries given that municipal bond prices have not risen as much during the period. In addition, studies have suggested that fixed-income securities, as part of a diversified portfolio, can help minimize overall portfolio volatility./vi/

Particularly in these uncertain times, having professional portfolio management to actively monitor economic activity and navigate a portfolio within a changing environment can be a critical added advantage. We believe that our experience in managing assets in all market environments enables us to more effectively manage your money.

Thank you for your investment in the Smith Barney New Jersey Municipals Fund Inc. We look forward to continuing to help you meet your investment objectives.

Sincerely,

/s/ Joseph P. Deane
Joseph P. Deane
Vice President and Investment Officer

April 10, 2003
The information provided in this letter by the Manager is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of March 31, 2003 and are subject to change. Please refer to pages 13 through 19 for a list and percentage breakdown of the Fund's holdings.
--------
/i/ The taxable equivalent yield applies to income taxation on a federal (not state and local) level. The taxable equivalent yield would be slightly lower for an investor below the federal income tax bracket of 31% and slightly higher for an investor in a higher tax bracket. Note that while interest on Treasuries is exempt from state and local income taxes, interest on municipal securities may be subject to these taxes.

/ii/ The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year. Please note that an investor cannot invest directly in an index.

/iii/ The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

/iv/ High-yield bonds are subject to additional risks such as the increased risk of default because of the lower credit quality of the issues.

/v/ Standard & Poor's Ratings Service and Moody's Investors Service are nationally recognized credit rating agencies.

/vi/  Diversification does not assure against market losses.


    7 Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS A SHARES


            Net Asset Value
           -----------------
           Beginning   End    Income   Capital Gain      Total
Year Ended  of Year  of Year Dividends Distributions   Returns/(1)+/
--------------------------------------------------------------------
 3/31/03    $12.41   $12.62    $0.63       $0.00          6.84%
-------------------------------------------------------------------
 3/31/02     12.45    12.41     0.64        0.00          4.91
-------------------------------------------------------------------
 3/31/01     11.96    12.45     0.66        0.00          9.92
-------------------------------------------------------------------
 3/31/00     13.26    11.96     0.64        0.10         (4.28)
-------------------------------------------------------------------
 3/31/99     13.44    13.26     0.66        0.23          5.41
-------------------------------------------------------------------
 3/31/98     12.92    13.44     0.71        0.06         10.20
-------------------------------------------------------------------
 3/31/97     12.88    12.92     0.68        0.00          5.74
-------------------------------------------------------------------
 3/31/96     12.62    12.88     0.70        0.00          7.77
-------------------------------------------------------------------
 3/31/95     12.55    12.62     0.70        0.00          6.37
-------------------------------------------------------------------
 3/31/94     13.16    12.55     0.70        0.15          1.66
-------------------------------------------------------------------
 Total                         $6.72       $0.54
-------------------------------------------------------------------

 HISTORICAL PERFORMANCE -- CLASS B SHARES

            Net Asset Value
           -----------------
           Beginning   End    Income   Capital Gain      Total
Year Ended  of Year  of Year Dividends Distributions   Returns/(1)+/
--------------------------------------------------------------------
 3/31/03    $12.41   $12.63    $0.56       $0.00          6.35%
-------------------------------------------------------------------
 3/31/02     12.45    12.41     0.57        0.00          4.33
-------------------------------------------------------------------
 3/31/01     11.95    12.45     0.59        0.00          9.38
-------------------------------------------------------------------
 3/31/00     13.25    11.95     0.57        0.10         (4.82)
-------------------------------------------------------------------
 3/31/99     13.44    13.25     0.59        0.23          4.80
-------------------------------------------------------------------
 3/31/98     12.92    13.44     0.64        0.06          9.66
-------------------------------------------------------------------
 3/31/97     12.88    12.92     0.62        0.00          5.23
-------------------------------------------------------------------
 3/31/96     12.62    12.88     0.63        0.00          7.20
-------------------------------------------------------------------
 3/31/95     12.55    12.62     0.62        0.00          5.76
-------------------------------------------------------------------
 3/31/94     13.16    12.55     0.63        0.15          1.15
-------------------------------------------------------------------
 Total                         $6.02       $0.54
-------------------------------------------------------------------


    8 Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE -- CLASS L SHARES


                      Net Asset Value
                     -----------------
                     Beginning   End    Income   Capital Gain      Total
Year Ended            of Year  of Year Dividends Distributions   Returns/(1)+/
------------------------------------------------------------------------------
3/31/03               $12.41   $12.63    $0.55       $0.00           6.30%
-----------------------------------------------------------------------------
3/31/02                12.44    12.41     0.57        0.00           4.36
-----------------------------------------------------------------------------
3/31/01                11.95    12.44     0.58        0.00          9.24
-----------------------------------------------------------------------------
3/31/00                13.25    11.95     0.56        0.10         (4.86)
-----------------------------------------------------------------------------
3/31/99                13.43    13.25     0.58        0.23          4.78
-----------------------------------------------------------------------------
3/31/98                12.92    13.43     0.63        0.06          9.50
-----------------------------------------------------------------------------
3/31/97                12.88    12.92     0.61        0.00          5.17
-----------------------------------------------------------------------------
3/31/96                12.62    12.88     0.63        0.00          7.17
-----------------------------------------------------------------------------
Inception* - 3/31/95   11.86    12.62     0.18        0.00           8.01 ++
-----------------------------------------------------------------------------
Total                                    $4.89       $0.39
-----------------------------------------------------------------------------

It is the Fund's policy to distribute dividends monthly and capital gains, if any, annually.

 AVERAGE ANNUAL TOTAL RETURNS+ (UNAUDITED)

                            Without Sales Charges/(1)/
                            -------------------------
                            Class A  Class B  Class L
------------------------------------------------------
Twelve Months Ended 3/31/03  6.84%    6.35%    6.30%
------------------------------------------------------
Five Years Ended 3/31/03     4.45     3.90     3.85
------------------------------------------------------
Ten Years Ended 3/31/03      5.38     4.83      N/A
------------------------------------------------------
Inception* through 3/31/03   7.12     5.28     5.91
------------------------------------------------------

                            With Sales Charges/(2)/
                            -------------------------
                            Class A  Class B  Class L
------------------------------------------------------
Twelve Months Ended 3/31/03  2.55%    1.85%    4.21%
------------------------------------------------------
Five Years Ended 3/31/03     3.60     3.74     3.64
------------------------------------------------------
Ten Years Ended 3/31/03      4.95     4.83      N/A
------------------------------------------------------
Inception* through 3/31/03   6.82     5.28     5.78
------------------------------------------------------

    9 Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders

 CUMULATIVE TOTAL RETURNS+ (UNAUDITED)


                                             Without Sales Charges/(1)/
        ---------------------------------------------------------------
        Class A (3/31/93 through 3/31/03)              68.81%
        --------------------------------------------------------------
        Class B (3/31/93 through 3/31/03)              60.21
        --------------------------------------------------------------
        Class L (Inception* through 3/31/03)           61.05
        --------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 4.00% and 1.00%, respectively; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
 * Inception dates for Class A, B and L shares are April 22, 1988, November 6, 1992 and December 13, 1994, respectively.
 + The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.


  10    Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders

 HISTORICAL PERFORMANCE (UNAUDITED)


              Value of $10,000 Invested in Class A Shares of the
                 Smith Barney New Jersey Municipals Fund Inc.
                 vs. Lehman Brothers Municipal Bond Index and
                Lipper New Jersey Municipal Debt Funds Average+

--------------------------------------------------------------------------------
                           March 1993 -- March 2003

                       [CHART]

            Smith Barney                              Lipper
             New Jersey             Lehman          New Jersey
             Municipals            Brothers          Municipal
             Fund Inc.--           Municipal        Debt Funds
           Class A Shares         Bond Index          Average
           --------------         ----------        ----------
3/93          $ 9,599               $10,000           $10,000
3/94            9,758                10,232            10,171
3/95           10,379                10,993            10,782
3/96           11,186                11,915            11,542
3/97           11,828                12,563            12,117
3/98           13,035                13,909            13,309
3/99           13,740                14,771            14,015
3/00           13,152                14,759            13,669
3/01           14,457                16,371            15,071
3/02           15,166                16,995            15,512
3/03           16,204                18,675            16,709


+Hypothetical illustration of $10,000 invested in Class A shares on March 31, 1993, assuming the deduction of the maximum 4.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through March 31, 2003. The Lehman Brothers Municipal Bond Index is a broad-based, total return index comprised of investment-grade, fixed rate municipal bonds selected from issues larger than $50 million dated since January 1984. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index. The Lipper New Jersey Municipal Debt Funds Average is composed of the Fund's peer group of mutual funds (55 funds as of March 31, 2003). The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

 All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.



  11    Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders

 PORTFOLIO HIGHLIGHTS (UNAUDITED)

                              INDUSTRY BREAKDOWN*

--------------------------------------------------------------------------------

                                   [CHART]

Pre-Refunded                      3.0%
Life Care                         5.1%
General Obligation                7.8%
Hospital                         18.4%
Utilities                         6.2%
Housing                           2.8%
Education                         8.1%
Industrial Development            7.4%
Water and Sewer                   2.2%
Other                            18.0%
Transportation                   21.0%

                  SUMMARY OF INVESTMENTS BY COMBINED RATINGS*

--------------------------------------------------------------------------------
                  Standard &   Percentage of
 Moody's   and/or   Poor's   Total Investments
----------------------------------------------
   Aaa               AAA            46.4%
    Aa                AA             8.9
    A                 A             16.0
   Baa               BBB            11.8
    Ba                BB             4.5
    B                 B              2.1
   Caa               CCC             0.1
VMIG 1/P-1         SP-1/A-1          0.7
    NR                NR             9.5
                                  ------
                                   100.0%
                                  ======


--------
* As a percentage of total investments. All information is as of March 31, 2003. Please note that Fund holdings are subject to change.

    12 Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS                                          MARCH 31, 2003

   FACE
  AMOUNT   RATING(a)                            SECURITY                                VALUE
-------------------------------------------------------------------------------------------------
Education -- 8.1%
$  250,000 NR        New Jersey EDA, (Lawreceville School Project),
                      1.050% due 7/1/31 (b)                                          $    250,000
   465,000 Aa2*      New Jersey EDA Revenue, Princeton Montessori Society, Series S,
                      LOC-Banque National de Paris, 6.500% due 6/1/12                     475,825
                     New Jersey State Educational Facilities Financing Authority
                      Revenue:
   885,000 NR           Caldwell College, Series A, 7.250% due 7/1/25                     925,400
 2,700,000 NR           Fairleigh Dickinson University, Series C,
                         6.625% due 7/1/23                                              2,787,399
   550,000 Baa1*        Monmouth University, Series D, 5.125% due 7/1/24                  546,084
                        Ramapo College, Series D, AMBAC-Insured:
   750,000 AAA           5.000% due 7/1/21                                                779,730
 1,000,000 AAA           5.000% due 7/1/31                                              1,016,140
                        Rowan University, FGIC-Insured:
                         Series C:
 2,610,000 AAA             5.000% due 7/1/21                                            2,723,692
 2,000,000 AAA             5.000% due 7/1/31                                            2,038,420
 1,000,000 AAA           Series K, 5.000% due 7/1/33                                    1,019,210
 1,250,000 AAA          Seton Hall University Project, Series F, AMBAC-Insured,
                         5.000% due 7/1/21                                              1,294,625
 1,000,000 BB+          St. Peter's College, Series B, 5.375% due 7/1/18                  967,090
 1,755,000 AAA       New Jersey State Higher Education Assistance Authority,
                      Student Loan Revenue, NJ Class Loan Program,
                      Series A, MBIA-Insured, 5.800% due 6/1/16 (c)                     1,854,631
                     Rutgers State University Revenue:
   600,000 AA          Refunding, Series A, 6.400% due 5/1/13                             720,522
 1,905,000 AA          Series U, 5.000% due 5/1/21                                      1,975,237
-------------------------------------------------------------------------------------------------
                                                                                       19,374,005
-------------------------------------------------------------------------------------------------
General Obligation -- 7.8%
 2,040,000 AAA       Atlantic City GO, FSA-Insured, 5.000% due 12/15/15                 2,197,753
                     Branchburg Township Board of Education, FGIC-Insured:
 1,015,000 AAA         5.000% due 7/15/24                                               1,038,416
 1,000,000 AAA         5.000% due 7/15/30                                               1,018,260
 1,598,000 AAA         5.000% due 7/15/31                                               1,626,077
                     Freehold Township Board of Education, MBIA-Insured:
 1,375,000 AAA         5.000% due 7/15/23                                               1,415,040
 1,205,000 AAA         5.000% due 7/15/24                                               1,235,511
   750,000 AAA       Hazlet Township School District, FSA-Insured,
                      5.000% due 2/1/30                                                   763,072
   200,000 AAA       Hudson County GO, FGIC-Insured, 6.550% due 7/1/10                    242,428
   500,000 AAA       Jersey City GO, Series 1991B, FSA-Insured,
                      8.400% due 5/15/06                                                  597,210
   650,000 AAA       Lakewood Township School District GO, Series 92,
                      AMBAC-Insured, 6.250% due 2/15/11                                   775,411

                      See Notes to Financial Statements.

    13 Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003


   FACE
  AMOUNT    RATING(a)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
General Obligation -- 7.8% (continued)
 $2,500,000 AAA       Middletown Township Board of Education GO, FSA-Insured,
                       5.000% due 8/1/27 (d)                                         $  2,542,775
                      Morris Township GO:
    550,000 Aa1*        6.550% due 7/1/09                                                 666,677
    550,000 Aa1*        6.550% due 7/1/10                                                 670,648
    500,000 Aa1*        6.550% due 7/1/11                                                 613,065
  1,500,000 AAA       North Bergen Township GO, FSA-Insured,
                       8.000% due 8/15/07                                               1,844,790
                      West Windsor/Plainsboro GO, Regional School District:
    180,000 AA          6.750% due 4/1/06                                                 206,429
    490,000 AA          6.750% due 4/1/07                                                 575,427
    435,000 AA          6.800% due 4/1/08                                                 522,539
    170,000 AA          6.800% due 4/1/09                                                 206,972
-------------------------------------------------------------------------------------------------
                                                                                       18,758,500
-------------------------------------------------------------------------------------------------
Hospital -- 18.4%
                      Camden County Improvement Authority Revenue:
  3,775,000 Ba3*        Health Care Redevelopment Project, Cooper Health,
                         5.875% due 2/15/15 (d)                                         3,453,143
  1,000,000 AAA         Health Systems, Catholic Health East, Series B,
                         AMBAC-Insured, 5.000% due 11/15/18                             1,046,850
  3,375,000 AAA       Jersey City Medical Center, AMBAC/FHA-Insured,
                       5.000% due 8/1/31 (d)                                            3,418,335
  2,500,000 AAA       New Jersey EDA, Nursing Home Revenue, RWJ Health
                       Care Corp., FSA-Insured, 6.500% due 7/1/24 (d)                   2,690,500
                      New Jersey Health Care Facilities Financing Authority Revenue:
    200,000 AAA         Burdett Tomlin Memorial Hospital, Series D, FGIC-Insured,
                         6.500% due 7/1/12                                                202,498
  1,000,000 B2*         Columbus Hospital, Series A, 7.500% due 7/1/21                    845,400
  2,300,000 Baa2*       Deborah Heart & Lung Center, 6.300% due 7/1/23                  2,329,394
    700,000 BB+         East Orange General Hospital, Series B,
                         7.750% due 7/1/20                                                663,355
                        Pascack Valley Hospital Association:
  2,000,000 BB+          5.125% due 7/1/18                                              1,681,540
  5,000,000 BB+          5.125% due 7/1/28 (d)                                          3,955,250
  3,700,000 NR          Raritan Bay Medical Center, 7.250% due 7/1/27 (d)               3,854,697
                        Robert Wood Johnson University Hospital:
  8,000,000 A+           5.700% due 7/1/20 (d)                                          8,490,800
  3,000,000 A+           5.750% due 7/1/31                                              3,163,020
  2,000,000 Baa1*       Southern Ocean County Hospital, Series A,
                         6.250% due 7/1/23                                              2,035,280
  2,000,000 BBB-        St. Elizabeth's Hospital, 6.000% due 7/1/14                     2,023,620
  2,305,000 Baa1*       St. Mary Hospital, 5.875% due 7/1/12                            2,608,107
  1,500,000 AAA       University of Medicine & Dentistry, Series A, MBIA-Insured,
                       5.000% due 9/1/22                                                1,571,010
-------------------------------------------------------------------------------------------------
                                                                                       44,032,799
-------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


  14    Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003

   FACE
  AMOUNT   RATING(a)                           SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
Housing: Multi-Family -- 2.7%
                     New Jersey State Housing & Mortgage Finance Agency:
$2,160,000 AAA         Home Buyer, Series Z, MBIA-Insured,
                        5.700% due 10/1/17                                         $  2,268,605
 2,550,000 AAA         MFH Revenue, Presidential Plaza, Series 1, FHA-Insured,
                        7.000% due 5/1/30 (d)                                         2,580,090
 1,500,000 AAA       Newark Housing Financing Corp., Mortgage Revenue Refunding,
                      Manor Apartments, Series A, FHA-Insured,
                      7.500% due 2/15/24                                              1,566,495
----------------------------------------------------------------------------------------------
                                                                                      6,415,190
----------------------------------------------------------------------------------------------
Housing: Single-Family -- 0.1%
   290,000 AAA       Virgin Islands HFA, Single-Family Mortgage Revenue Series A,
                      GNMA-Collateralized, 6.500% due 3/1/25 (c)                        301,046
----------------------------------------------------------------------------------------------
Industrial Development -- 7.4%
   315,000 NR        New Jersey EDA, EDR, Zirbser-Greenbriar Inc., Series A,
                      7.375% due 7/15/03                                                320,522
 1,000,000 AAA       New Jersey EDA, Natural Gas Facilities Revenue, NUI Corp.,
                      Series A, AMBAC-Insured, 6.350% due 10/1/22                     1,089,080
 1,000,000 AAA       New Jersey EDA, State Contract, Economic Recovery Revenue,
                      Series A, FSA-Insured, 6.000% due 3/15/21                       1,023,750
 1,500,000 BBB+      New Jersey EDA, Terminal Revenue, GATX Terminal Corp.,
                      Series 1994, 7.300% due 9/1/19                                  1,573,965
                     New Jersey EDA Revenue:
                       Cadbury Corp. Project, Series A, ACA-Insured:
   750,000 A            5.500% due 7/1/18                                               785,017
 1,250,000 A            5.500% due 7/1/28                                             1,283,662
                       First Mortgage, Fellowship Village, Series A:
 2,000,000 BBB-         5.500% due 1/1/18                                             1,917,940
 2,500,000 BBB-         5.500% due 1/1/25                                             2,340,375
                       Harrogate Inc., Series A:
 2,000,000 BBB          5.750% due 12/1/16                                            2,034,100
 1,500,000 BBB          5.875% due 12/1/26                                            1,472,610
 1,000,000 A+          Morris Hall/St. Lawrence Project, Series A, LOC-CoreStates
                        First Bank, 6.250% due 4/1/25                                 1,039,160
 3,250,000 NR          Sr. Mortgage, Arbor Glen, Series A, 6.000% due 5/15/28         2,813,135
----------------------------------------------------------------------------------------------
                                                                                     17,693,316
----------------------------------------------------------------------------------------------
Life Care -- 5.1%
                     New Jersey EDA, EDR:
   580,000 Aaa*        Eagle Rock Convalescent, Inc., GNMA-Collateralized,
                        7.375% due 12/20/06                                             586,125
 5,250,000 BBB-        Refunding, United Methodist Homes, 5.125% due 7/1/25 (d)       4,648,298
                     New Jersey EDA Revenue:
                       Department of Human Services:
   500,000 A            5.000% due 7/1/22                                               513,370
   450,000 A            5.200% due 7/1/32                                               458,563

                      See Notes to Financial Statements.

    15 Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003


   FACE
  AMOUNT    RATING(a)                            SECURITY                               VALUE
-------------------------------------------------------------------------------------------------
Life Care -- 5.1% (continued)
                        First Mortgage, Keswick Pines:
$ 2,885,000 NR           5.700% due 1/1/18 (d)                                       $  2,730,595
  2,800,000 NR           5.750% due 1/1/24                                              2,604,420
    675,000 AAA       New Jersey Health Care Facilities Financing Authority Revenue,
                       Spectrum for Living, Series B, FHA-Insured,
                       6.500% due 2/1/22                                                  684,187
-------------------------------------------------------------------------------------------------
                                                                                       12,225,558
-------------------------------------------------------------------------------------------------
Miscellaneous -- 14.7%
    615,000 A         Atlantic City COP, Series 1991, 8.875% due 1/15/13                  844,254
  2,500,000 AAA       Atlantic County COP, Public Facilities Lease Agreements,
                       FGIC-Insured, 7.400% due 3/1/09 (d)                              3,097,800
  5,000,000 AAA       Casino Reinvestment Development Authority, Parking Fee
                       Revenue, Series A, FSA-Insured, 5.250% due 10/1/16 (d)           5,343,800
  3,120,000 AAA       Essex County Improvement Authority Revenue,
                       MBIA/FHA-Insured, 5.900% due 1/1/25 (d)(e)                       3,174,943
    230,000 A+        Hudson County Improvement Authority, (Essential Purpose
                       Pooled Governmental Loan Project), Series 1986,
                       Remarketed 11/1/90, 7.600% due 8/1/25                              232,921
  1,500,000 AAA       Middlesex County COP, MBIA-Insured, 5.000% due 2/15/19            1,559,385
  1,525,000 AAA       Monmouth County Improvement Authority Revenue,
                       Governmental Loan, AMBAC-Insured,
                       5.750% due 12/1/19                                               1,723,799
  1,000,000 Aaa*      Morristown Parking Authority, Guaranteed Revenue,
                       FSA-Insured, 5.150% due 8/1/25                                   1,009,530
  1,000,000 AAA       New Jersey Building Authority, State Building Revenue,
                       MBIA-Insured, 5.000% due 6/15/18                                 1,045,990
                      New Jersey EDA:
    435,000 NR          EDR, National Association of Accountants,
                         7.650% due 7/1/09                                                437,045
                        Municipal Loan Pool, FSA-Insured:
    765,000 Aaa*         5.125% due 11/15/14                                              829,352
  1,200,000 Aaa*         5.400% due 11/15/20                                            1,296,228
    360,000 NR          Station Plaza Park & Ride L.P. Project,
                         6.625% due 7/1/03 (c)                                            361,091
    780,000 NR          Waste Paper Recycling Revenue, (Marcal Paper Mills Inc.
                         Project), 8.500% due 2/1/10 (c)                                  848,250
  2,300,000 A         South Jersey Port Corp. Revenue, 5.000% due 1/1/20                2,351,474
                      Tobacco Settlement Financing Corp.:
 10,000,000 A           5.000% due 6/1/15 (d)                                           9,246,300
  2,000,000 A           5.750% due 6/1/32                                               1,793,540
-------------------------------------------------------------------------------------------------
                                                                                       35,195,702
-------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


  16    Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003


   FACE
  AMOUNT   RATING(a)                              SECURITY                                  VALUE
-----------------------------------------------------------------------------------------------------
Pollution Control -- 1.4%
$1,000,000 NR        Middlesex County Pollution Control Authority, Financing
                      Revenue, Amerada Hess Corp., 7.875% due 6/1/22                     $  1,055,730
 2,000,000 Aaa*      North Hudson Sewer Authority Revenue, FGIC-Insured,
                      5.250% due 8/1/19                                                     2,175,060
----------------------------------------------------------------------------------------------------
                                                                                            3,230,790
----------------------------------------------------------------------------------------------------
Pre-Refunded (f) -- 3.0%
   650,000 BBB+      Essex County Improvement Authority, Lease Revenue,
                      (Call 4/1/04 @ 102), 6.600% due 4/1/14                                  697,983
                     Lafayette Yard, Community Development, (Hotel and
                      Conference Center Project), Trenton GO, MBIA-Insured,
                      (Call 4/1/10 @ 101):
   500,000 Aaa*         5.625% due 4/1/21                                                     581,160
 2,100,000 Aaa*         5.800% due 4/1/35                                                   2,463,783
 3,000,000 AAA       New Jersey Sports & Exposition Authority, Monmouth Park,
                      Series A, (Call 1/1/05 @ 102), 8.000% due 1/1/25 (d)(e)               3,396,240
----------------------------------------------------------------------------------------------------
                                                                                            7,139,166
----------------------------------------------------------------------------------------------------
Solid Waste -- 1.9%
 1,950,000 B1*       Atlantic County Utilities Authority, Solid Waste Revenue,
                      7.125% due 3/1/16                                                     1,767,480
 2,500,000 Aa2*      Mercer County Improvement Authority, County Guaranteed
                       Solid Waste Revenue, 5.750% due 9/15/16                              2,820,325
----------------------------------------------------------------------------------------------------
                                                                                            4,587,805
----------------------------------------------------------------------------------------------------
Transportation -- 21.0%
 2,000,000 AAA       Delaware River & Bay Authority, Development Revenue, Series A,
                       AMBAC-Insured, 5.750% due 1/1/29                                     2,199,120
                     Delaware River & Joint Toll Bridge Commission, Pennsylvania
                      Bridge Revenue:
 2,845,000 A2*          5.000% due 7/1/22                                                   2,897,348
 2,000,000 A2*          5.000% due 7/1/23                                                   2,022,240
   800,000 Baa2*     Essex County Improvement Authority, (Airport Project Revenue),
                      County Guaranteed, 6.800% due 11/1/21 (c)                               800,800
                     New Jersey EDA:
 1,000,000 CCC         EDR, (American Airlines Inc. Project), 7.100% due 11/1/31 (c)          175,000
 4,000,000 B           Special Facilities Revenue, (Continental Airlines Inc. Project),
                        7.000% due 11/15/30 (c)(d)                                          2,520,080
 6,000,000 AAA         Transportation Project, Sublease, Series A, FSA-Insured,
                        5.250% due 5/1/17 (d)                                               6,468,000
 3,000,000 A1*       New Jersey State Highway Authority, Garden State Parkway,
                      General Revenue, Series Parkway, 5.625% due 1/1/30                    3,220,080


                      See Notes to Financial Statements.

  17    Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003


   FACE
  AMOUNT   RATING(a)                            SECURITY                                VALUE
-------------------------------------------------------------------------------------------------
Transportation -- 21.0% (continued)
                     New Jersey State Transportation Trust Fund Authority,
                      Transportation System:
$6,030,000 AA-          Series A, 5.000% due 6/15/17 (d)                             $  6,761,801
 2,500,000 AAA          Series B, MBIA-Insured, 5.000% due 12/15/21                     2,590,825
 1,000,000 AAA       New Jersey State Turnpike Authority, Turnpike Revenue,
                      Series C, IBC/MBIA-Insured, 6.500% due 1/1/16                     1,237,440
                     Port Authority of New York & New Jersey:
                       Revenue Bond:
 2,000,000 AAA          96th Series, FGIC-Insured, 6.600% due 10/1/23 (c)               2,141,260
 5,000,000 AA-          123rd Series, 5.000% due 7/15/31 (d)                            5,033,000
                       Special Obligation Revenue:
 3,500,000 NR           5th Installment, 6.750% due 10/1/19 (c)                         3,634,575
 1,750,000 A-1+         Versatile Structure, Series 3, 1.180% due 6/1/20 (b)            1,750,000
 6,385,000 AAA       South Jersey Transportation Authority, Transportation System
                      Revenue, AMBAC-Insured, 5.125% due 11/1/22 (d)                    6,698,376
-------------------------------------------------------------------------------------------------
                                                                                       50,149,945
-------------------------------------------------------------------------------------------------
Utilities -- 6.2%
   700,000 Baa1*     Beachwood Sewer Authority Revenue, Jr. Lien,
                      6.500% due 12/1/12                                                  717,514
 1,000,000 AAA       Camden County Municipal Utilities Authority, Sewer Revenue,
                      FGIC-Insured, 5.250% due 7/15/17                                  1,081,950
 1,000,000 AAA       Deptford Township Municipal Utilities Authority Revenue,
                      AMBAC-Insured, 5.500% due 2/1/23                                  1,075,800
 2,500,000 AAA       Hamilton Township, Atlantic County Municipal Utilities
                      Authority, FGIC-Insured, 5.000% due 8/15/17                       2,646,375
 1,385,000 AAA       Kearny Municipal Utilities Authority Revenue, FGIC-Insured,
                      7.300% due 11/15/18                                               1,800,431
 2,725,000 AAA       Middlesex County Improvement Authority, Utilities System
                      Revenue, (Perth Amboy Franchise Project), Series A,
                      AMBAC-Insured, 5.000% due 9/1/29                                  2,767,020
 1,000,000 AAA       Middlesex County Utilities Authority, Sewer Revenue, Series A,
                      MBIA-Insured, 6.250% due 8/15/10                                  1,172,910
 1,000,000 AAA       New Jersey EDA, Natural Gas Facilities Revenue, (NJ Natural Gas
                      Co. Project), Series A, AMBAC-Insured, 6.250% due 8/1/24          1,082,400
 2,500,000 Baa1*     Salem County, Pollution Control Financing Authority, PCR,
                      (PSEG Power Project), Series A, 5.750% due 4/1/31 (c)             2,475,950
-------------------------------------------------------------------------------------------------
                                                                                       14,820,350
-------------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


  18    Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders

 SCHEDULE OF INVESTMENTS (CONTINUED)                              MARCH 31, 2003


   FACE
  AMOUNT   RATING(a)                           SECURITY                               VALUE
-----------------------------------------------------------------------------------------------
Water and Sewer -- 2.2%
$2,000,000 AAA       New Jersey EDA, Water Facilities Revenue, (American Water Co.
                      Inc. Project), Series B, FGIC-Insured, 5.375% due 5/1/32 (c) $  2,077,960
 3,000,000 Aaa*      North Hudson Sewer Authority Revenue, Series A, FGIC-Insured,
                      5.250% due 8/1/18                                               3,282,060
-----------------------------------------------------------------------------------------------
                                                                                      5,360,020
-----------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $232,245,641**)                                      $239,284,192
-----------------------------------------------------------------------------------------------

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service.
(b) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
(c) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(d) All or a portion of this security is segregated for open futures contracts commitments and/or extended settlements.
(e) All or a portion of this security is held as collateral for open futures contracts commitments.
(f) Bonds are escrowed by U.S. Government securities and are considered by the investment adviser to be triple-A rated even if issuer has not applied for new ratings.
**  Aggregate cost for Federal income tax purposes is $232,313,046.

    See pages 20 and 21 for definitions of ratings and certain security descriptions.


                      See Notes to Financial Statements.


  19    Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders

 BOND RATINGS (UNAUDITED)


The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.
AAA       -- Bonds rated "AAA" have the highest rating assigned by
             Standard & Poor's. Capacity to pay interest and repay
             principal is extremely strong.
AA        -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A         -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB       -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB, B and -- Bonds rated "BB", "B" and "CCC" are regarded, on balance, as
CCC predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa -- Bonds that are rated "Aaa" are judged to be of the best quality. They carry the small- est degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa  -- Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A   -- Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa -- Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba  -- Bonds that are rated "Ba" are judged to have speculative elements; their future can- not be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B   -- Bonds that are rated "B" generally lack characteristics of desirable investments. Assur- ance of interest and principal payments or of maintenance of other terms of the con- tract over any long period of time may be small.


  20    Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders

Fitch Ratings ("Fitch") -- Ratings from "BBB" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings with the major ratings categories.

 AAA    --Bonds rated "AAA" by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments which is highly unlikely to be adversely affected by foreseeable events.
 BBB    --Bonds rated "BBB" by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial
          commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.
 BB     --Bonds rated "BB" by Fitch carry the possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may, however, be available to allow financial commitments to be met. Securities rated in this category are not considered by Fitch to be investment grade.
 NR     --Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

 SHORT-TERM SECURITY RATINGS (UNAUDITED)

SP-1   --Standard & Poor's highest rating indicating very strong or strong capacity to pay prin- cipal and interest; those issues determined to possess overwhelming safety character- istics are denoted with a plus (+) sign.
A-1    --Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong;
         those issues determined to possess overwhelming safety
         characteristics are denoted with a plus (+) sign.
VMIG 1 --Moody's highest rating for issues having a demand feature -- VRDO.
P-1    --Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

 SECURITY DESCRIPTIONS (UNAUDITED)


ABAG   --Association of Bay Area
         Governments
ACA    --American Credit Association
AIG    --American International Guaranty
AMBAC  --American Municipal Bond
         Assurance Corporation
BIG    --Bond Investors Guaranty
CGIC   --Capital Guaranty Insurance
         Company
COP    --Certificate of Participation
EDA    --Economic Development
         Authority
EDR    --Economic Development
         Revenue
FLAIRS --Floating Adjustable Interest Rate
         Securities
FGIC   --Financial Guaranty Insurance
         Company
FHA    --Federal Housing Administration
FHLMC  --Federal Home Loan Mortgage
         Corporation
FNMA   --Federal National Mortgage
         Association
FSA    --Financing Security Assurance
GIC    --Guaranteed Investment Contract
GNMA   --Government National Mortgage
         Association
GO     --General Obligation Bonds
HFA    --Housing Finance Authority
IBC    --Insured Bond Certificates
IDA    --Industrial Development Authority
IDB    --Industrial Development Board
IDR    --Industrial Development Revenue
INFLOS --Inverse Floaters
LOC    --Letter of Credit
MBIA   --Municipal Bond Investors
         Assurance Corporation
MFH    -- Multi-Family Housing
MVRICS --Municipal Variable Rate Inverse
         Coupon Security
PCR    --Pollution Control Revenue
RIBS   --Residual Interest Bonds
VA     --Veterans Administration
VRDD   --Variable Rate Daily Demand
VRWE   --Variable Rate Wednesday
         Demand


  21    Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders

 STATEMENT OF ASSETS AND LIABILITIES                              MARCH 31, 2003

ASSETS:
  Investments, at value (Cost -- $232,245,641)                                    $239,284,192
  Cash                                                                                   5,672
  Interest receivable                                                                3,929,412
  Receivable for securities sold                                                     1,238,132
  Receivable for Fund shares sold                                                      295,410
----------------------------------------------------------------------------------------------
  Total Assets                                                                     244,752,818
----------------------------------------------------------------------------------------------
LIABILITIES:
  Payable to broker -- variation margin                                                814,687
  Investment advisory fee payable                                                       61,751
  Payable for Fund shares purchased                                                     59,525
  Administration fee payable                                                            44,736
  Distribution fees payable                                                             22,419
  Accrued expenses                                                                      78,631
----------------------------------------------------------------------------------------------
  Total Liabilities                                                                  1,081,749
----------------------------------------------------------------------------------------------
Total Net Assets                                                                  $243,671,069
----------------------------------------------------------------------------------------------
NET ASSETS:
  Par value of capital shares                                                     $     19,300
  Capital paid in excess of par value                                              244,700,056
  Undistributed net investment income                                                   88,955
  Accumulated net realized loss from security transactions and futures contracts   (10,035,013)
  Net unrealized appreciation of investments and futures contracts                   8,897,771
----------------------------------------------------------------------------------------------
Total Net Assets                                                                  $243,671,069
----------------------------------------------------------------------------------------------
Shares Outstanding:
  Class A                                                                           14,110,378
  Class B                                                                            3,545,520
  Class L                                                                            1,644,266
Net Asset Value:
  Class A (and redemption price)                                                        $12.62
  Class B *                                                                             $12.63
  Class L **                                                                            $12.63
Maximum Public Offering Price Per Share:
  Class A (net asset value plus 4.17% of net asset value per share)                     $13.15
  Class L (net asset value plus 1.01% of net asset value per share)                     $12.76
----------------------------------------------------------------------------------------------

 * Redemption price is NAV of Class B shares reduced by a 4.50% CDSC if shares are redeemed within one year from initial purchase (See Note 4).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                      See Notes to Financial Statements.

    22 Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders

 STATEMENT OF OPERATIONS                       FOR THE YEAR ENDED MARCH 31, 2003


 INVESTMENT INCOME:
  Interest                                                          $13,457,436
 ----------------------------------------------------------------------------
 EXPENSES:
  Investment advisory fee (Note 4)                                      720,581
  Distribution fees (Note 4)                                            695,112
  Administration fee (Note 4)                                           480,387
  Shareholder servicing fees                                             67,228
  Shareholder communications                                             51,766
  Audit and legal                                                        47,762
  Custody                                                                31,485
  Directors' fees                                                        13,321
  Registration fees                                                       1,906
  Other                                                                   7,139
 ----------------------------------------------------------------------------
  Total Expenses                                                      2,116,687
 ----------------------------------------------------------------------------
 Net Investment Income                                               11,340,749
 ----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
 CONTRACTS (NOTES 5 AND 6):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities)             619,298
    Futures contracts                                               (5,379,166)
 ----------------------------------------------------------------------------
  Net Realized Loss                                                 (4,759,868)
 ----------------------------------------------------------------------------
  Change in Net Unrealized Appreciation of Investments and
  Futures Contracts:
    Beginning of year                                                    82,672
    End of year                                                       8,897,771
 ----------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                             8,815,099
 ----------------------------------------------------------------------------
 Net Gain on Investments and Futures Contracts                        4,055,231
 ----------------------------------------------------------------------------
 Increase in Net Assets From Operations                             $15,395,980
 ----------------------------------------------------------------------------


                      See Notes to Financial Statements.


  23    Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders

 STATEMENTS OF CHANGES IN NET ASSETS               FOR THE YEARS ENDED MARCH 31,



                                                                      2003          2002
---------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income                                           $ 11,340,749  $ 11,136,209
  Net realized gain (loss)                                          (4,759,868)      560,476
  Increase (decrease) in net unrealized appreciation                 8,815,099    (1,301,992)
--------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                            15,395,980    10,394,693
--------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
(NOTES 3 AND 9):
  Net investment income                                            (11,375,457)  (11,241,310)
  In excess of net investment income                                  (140,653)           --
--------------------------------------------------------------------------------------------
  Decrease in Net Assets From
   Distributions to Shareholders                                   (11,516,110)  (11,241,310)
--------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares                                  36,581,578    45,960,969
  Net asset value of shares issued for reinvestment of dividends     6,436,161     6,182,628
  Cost of shares reacquired                                        (32,174,159)  (38,232,420)
--------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions               10,843,580    13,911,177
--------------------------------------------------------------------------------------------
Increase in Net Assets                                              14,723,450    13,064,560
NET ASSETS:
  Beginning of year                                                228,947,619   215,883,059
--------------------------------------------------------------------------------------------
  End of year*                                                    $243,671,069  $228,947,619
--------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                     $88,955      $125,041
--------------------------------------------------------------------------------------------


                      See Notes to Financial Statements.


  24    Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders

 NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Smith Barney New Jersey Municipals Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f ) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (g) direct expenses are charged to the Fund and each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At March 31, 2003, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $140,653 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; ( j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

    25 Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders

2. Fund Concentration

Since the Fund invests primarily in obligations of issuers within New Jersey, it is subject to possible concentration risks associated with economic, political or legal developments or industrial or regional matters specifically affecting New Jersey.

3. Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

4. Investment Advisory Agreement, Administration Agreement and Other
   Transactions

Smith Barney Fund Management LLC ("SBFM"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an advisory fee calculated at an annual rate of 0.30% of the average daily net assets. This fee is calculated daily and paid monthly.

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets up to $500 million and 0.18% of the average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent. PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended March 31, 2003, the Fund paid transfer agent fees of $60,238 to CTB.

    26 Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders

Effective April 7, 2003, Salomon Smith Barney Inc.'s name changed to Citigroup Global Markets Inc. ("CGM"). CGM, another indirect wholly-owned subsidiary of Citigroup, acts as the Fund's distributor. In addition, CGM and certain other broker-dealers continue to sell Fund shares to the public as members of the selling group. For the year ended March 31, 2003, CGM did not receive any brokerage commissions.

There are maximum initial sales charges of 4.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 4.50% on Class B shares, which applies if redemption occurs within one year from initial purchase. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in aggregate. These purchases do not incur an initial sales charge.

For the year ended March 31, 2003, CGM received sales charges of approximately $208,000 and $41,000 on sales of the Fund's Class A and L shares, respectively. In addition, for the year ended March 31, 2003, CDSCs paid to CGM were approximately:

                                              Class A Class B Class L
---------------------------------------------------------------------
CDSCs                                         $4,000  $60,000 $3,000
--------------------------------------------------------------------

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares, calculated at the annual rate of 0.15% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and L shares calculated at the annual rate of 0.50% and 0.55% of the average daily net assets for each class, respectively. For the year ended March 31, 2003, total Distribution Plan fees incurred were:

                                              Class A  Class B  Class L
------------------------------------------------------------------------
Distribution Plan Fees                        $262,827 $293,077 $139,208
-----------------------------------------------------------------------


  27    Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

5. Investments

During the year ended March 31, 2003, the aggregate cost of purchases and proceeds from sales of investments (including maturities of long-term securities, but excluding short-term securities) were as follows:

---------------------
Purchases $28,772,461
---------------------
Sales      26,210,142
---------------------

At March 31, 2003, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

------------------------------------------
Gross unrealized appreciation $13,163,661
Gross unrealized depreciation  (6,192,515)
------------------------------------------
Net unrealized appreciation   $ 6,971,146
------------------------------------------

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of ) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).


  28    Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders

At March 31, 2003, the Fund had the following open futures contracts:

                      # of                  Basis      Market    Unrealized
                    Contracts Expiration    Value      Value        Gain
---------------------------------------------------------------------------
Contracts to Sell:
U.S. Treasury Bonds    790       6/03    $90,931,720 $89,072,500 $1,859,220
---------------------------------------------------------------------------

7. Capital Loss Carryforward

At March 31, 2003, the Fund had, for Federal income tax purposes, approximately $4,701,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on March 31 of the year indicated:

                       2008      2009      2010
-------------------------------------------------
Carryforward amounts $898,000 $3,182,000 $621,000
-------------------------------------------------

In addition, the Fund had $3,316,120 of capital losses realized after October 31, 2002, which were deferred for Federal income tax purposes to the first day of the following fiscal year.

8. Income Tax Information and Distributions to Shareholders

At March 31, 2003, the tax basis components of distributable earnings were:

                    ---------------------------------------
                    Accumulated capital losses $(4,700,933)
                    ---------------------------------------
                    Unrealized appreciation      6,971,146
                    ---------------------------------------

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sale loss deferrals, mark to market of 1256 contracts and the treatment of accretion of discounts and amortization of premiums.

The tax character of distributions paid during the year ended March 31, 2003 was:

                         -----------------------------
                         Tax-exempt income $11,360,699
                         Ordinary income       155,411
                         -----------------------------
                         Total             $11,516,110
                         -----------------------------


  29    Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders

9. Distributions Paid to Shareholders by Class

                                             Year Ended     Year Ended
                                           March 31, 2003 March 31, 2002
        ----------------------------------------------------------------
        Class A
        Net investment income                $8,553,482     $8,397,006
        In excess of net investment income      102,605             --
        ----------------------------------------------------------------
        Total                                $8,656,087     $8,397,006
        ----------------------------------------------------------------
        Class B
        Net investment income                $1,963,059     $2,134,417
        In excess of net investment income       26,402             --
        ----------------------------------------------------------------
        Total                                $1,989,461     $2,134,417
        ----------------------------------------------------------------
        Class L
        Net investment income                $  858,916     $  709,887
        In excess of net investment income       11,646             --
        ----------------------------------------------------------------
        Total                                $  870,562     $  709,887
        ----------------------------------------------------------------

10.Capital Shares

At March 31, 2003, the Fund had 100 million shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

                                     Year Ended                Year Ended
                                   March 31, 2003            March 31, 2002
                              ------------------------  ------------------------
                                Shares       Amount       Shares       Amount
---------------------------------------------------------------------------------
Class A
Shares sold                    1,772,186  $ 22,490,798   2,462,982  $ 30,948,835
Shares issued on reinvestment    379,519     4,806,493     363,708     4,557,240
Shares reacquired             (1,555,708)  (19,714,878) (1,552,952)  (19,492,157)
---------------------------------------------------------------------------------
Net Increase                     595,997  $  7,582,413   1,273,738  $ 16,013,918
---------------------------------------------------------------------------------
Class B
Shares sold                      688,973  $  8,755,918     669,936  $  8,421,950
Shares issued on reinvestment     84,622     1,072,493      94,315     1,181,472
Shares reacquired               (738,328)   (9,363,509) (1,310,143)  (16,439,347)
---------------------------------------------------------------------------------
Net Increase (Decrease)           35,267  $    464,902    (545,892) $ (6,835,925)
---------------------------------------------------------------------------------
Class L
Shares sold                      419,298  $  5,334,862     524,423  $  6,590,184
Shares issued on reinvestment     43,974       557,175      35,436       443,916
Shares reacquired               (243,418)   (3,095,772)   (183,199)   (2,300,916)
---------------------------------------------------------------------------------
Net Increase                     219,854  $  2,796,265     376,660  $  4,733,184
---------------------------------------------------------------------------------


  30    Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders

 FINANCIAL HIGHLIGHTS



For a share of each class of capital stock outstanding throughout each year ended March 31, unless otherwise noted:

Class A Shares                 2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of
 Year                           $12.41    $12.45    $11.96    $13.26    $13.44
----------------------------------------------------------------------------
Income (Loss) From Operations:
 Net investment income/(2)/       0.62      0.64      0.65      0.65      0.66
 Net realized and unrealized
   gain (loss)/(2)/               0.22     (0.04)     0.50     (1.21)     0.05
----------------------------------------------------------------------------
Total Income (Loss) From
 Operations                       0.84      0.60      1.15     (0.56)     0.71
----------------------------------------------------------------------------
Less Distributions From:
 Net investment income           (0.62)    (0.64)    (0.66)    (0.64)    (0.66)
 In excess of net investment
   income                        (0.01)       --        --        --        --
 Net realized gains                 --        --        --     (0.10)    (0.23)
----------------------------------------------------------------------------
Total Distributions              (0.63)    (0.64)    (0.66)    (0.74)    (0.89)
----------------------------------------------------------------------------
Net Asset Value, End of Year    $12.62    $12.41    $12.45    $11.96    $13.26
----------------------------------------------------------------------------
Total Return                      6.84%     4.91%     9.92%    (4.28)%    5.41%
----------------------------------------------------------------------------
Net Assets, End of Year
 (millions)                       $178      $168      $152      $136      $170
----------------------------------------------------------------------------
Ratios to Average Net Assets:
 Expenses                         0.74%     0.75%     0.76%     0.74%     0.75%
 Net investment income/(2)/       4.89      5.08      5.34      5.26      4.89
----------------------------------------------------------------------------
Portfolio Turnover Rate             11%        6%       18%       21%       52%
----------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 5.07%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.


  31    Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended March 31, unless otherwise noted:

Class B Shares                                  2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)/
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $12.41    $12.45    $11.95    $13.25    $13.44
--------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(2)/                       0.55      0.56      0.58      0.59      0.59
  Net realized and unrealized gain (loss)/(2)/     0.23     (0.03)     0.51     (1.22)     0.04
--------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.78      0.53      1.09     (0.63)     0.63
--------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.55)    (0.57)    (0.59)    (0.57)    (0.59)
  In excess of net investment income              (0.01)       --        --        --        --
  Net realized gains                                 --        --        --     (0.10)    (0.23)
--------------------------------------------------------------------------------------------
Total Distributions                               (0.56)    (0.57)    (0.59)    (0.67)    (0.82)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $12.63    $12.41    $12.45    $11.95    $13.25
--------------------------------------------------------------------------------------------
Total Return                                       6.35%     4.33%     9.38%    (4.82)%    4.80%
--------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                  $45       $44       $50       $55       $69
--------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.26%     1.27%     1.29%     1.26%     1.28%
  Net investment income/(2)/                       4.37      4.49      4.82      4.74      4.37
--------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              11%        6%       18%       21%       52%
--------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.48%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.


  32    Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders

For a share of each class of capital stock outstanding throughout each year ended March 31, unless otherwise noted:

Class L Shares                                  2003/(1)/ 2002/(1)/ 2001/(1)/ 2000/(1)/ 1999/(1)(2)/
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year               $12.41    $12.44    $11.95    $13.25     $13.43
-----------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income/(3)/                       0.55      0.56      0.57      0.59       0.58
  Net realized and unrealized gain (loss)/(3)/     0.22     (0.02)     0.50     (1.23)      0.05
----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                0.77      0.54      1.07     (0.64)      0.63
----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.54)    (0.57)    (0.58)    (0.56)     (0.58)
  In excess of net investment income              (0.01)       --        --        --         --
  Net realized gains                                 --        --        --     (0.10)     (0.23)
----------------------------------------------------------------------------------------------------
Total Distributions                               (0.55)    (0.57)    (0.58)    (0.66)     (0.81)
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $12.63    $12.41    $12.44    $11.95     $13.25
-----------------------------------------------------------------------------------------------
Total Return                                       6.30%     4.36%     9.24%    (4.86)%     4.78%
-----------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                  $21       $18       $13        $9         $9
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         1.31%     1.32%     1.33%     1.32%      1.32%
  Net investment income/(3)/                       4.32      4.49      4.76      4.70       4.32
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              11%        6%       18%       21%        52%
-----------------------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) On June 12, 1998, Class C shares were renamed as Class L shares.
(3) Effective April 1, 2001, the Fund adopted a change in the accounting method which requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended March 31, 2002, the ratio of net investment income to average net assets would have been 4.48%. Per share, ratios and supplemental data for the periods prior to April 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share.


 TAX INFORMATION (UNAUDITED)


For the year ended March 31, 2003, 99.87% of the dividends paid by the Fund from net investment income were tax-exempt for regular Federal income tax and New Jersey state income tax purposes.


  33    Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders

 INDEPENDENT AUDITORS' REPORT

The Shareholders and Board of Directors of
Smith Barney New Jersey Municipals Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Smith Barney New Jersey Municipals Fund Inc. ("Fund") as of March 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of March 31, 2003, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                 /s/ KPMG LLP

New York, New York
May 15, 2003

    34 Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders

 ADDITIONAL INFORMATION (UNAUDITED)


Information about Directors and Officers

The business and affairs of the Smith Barney New Jersey Municipals Fund Inc. ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Fund Directors and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

                                                                                Number of
                                          Term of                              Portfolios
                                        Office* and         Principal            in Fund        Other
                            Position(s)   Length          Occupation(s)          Complex    Directorships
                             Held with    of Time          During Past         Overseen by     Held by
Name, Address and Age          Fund       Served           Five Years           Director      Director
-----------------------------------------------------------------------------------------------------------

Non-Interested Directors:
Herbert Barg                 Director      Since    Retired                        44            None
1460 Drayton Lane                          1988
Wynnewood, PA 19096
Age 79

Dwight B. Crane              Director      Since    Professor, Harvard             51            None
Harvard Business School                    1988     Business School
Soldiers Field Road
Boston, MA 02163
Age 65

Burt N. Dorsett              Director      Since    President of Dorsett           28            None
201 East 62nd Street                       1994     McCabe Capital
New York, NY 10021                                  Management Inc.; Chief
Age 72                                              Investment Officer of Leeb
                                                    Capital Management, Inc.

Elliot S. Jaffe              Director      Since    Chairman of The Dress          28      Zweig Total
The Dress Barn Inc.                        1994     Barn Inc.                              Return Fund;
Executive Office                                                                           Zweig Fund, Inc.
30 Dunnigan Drive
Suffern, NY 10901
Age 76

Stephen E. Kaufman           Director      Since    Attorney                       62            None
Stephen E. Kaufman PC                      1988
277 Park Avenue, 47th Floor
New York, NY 10172
Age 71

Joseph J. McCann             Director      Since    Retired                        28            None
200 Oak Park Place                         1988
Pittsburgh, PA 15243
Age 72

Cornelius C. Rose, Jr.       Director      Since    Chief Executive Officer of     28            None
Meadowbrook Village                        1994     Performance Learning
P.O. Box 5388                                       Systems; President of Rose
West Lebanon, NH 03784                              Associates until 2002
Age 70

    35 Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders

                                                                                   Number of
                                              Term of                             Portfolios
                                            Office* and         Principal           in Fund       Other
                              Position(s)     Length          Occupation(s)         Complex   Directorships
                               Held with      of Time          During Past        Overseen by    Held by
Name, Address and Age            Fund         Served           Five Years          Director     Director
-----------------------------------------------------------------------------------------------------------

Interested Director:
R. Jay Gerken**              Chairman,         Since    Managing Director of          225         None
CGM                          President         2002     Citigroup Global Markets
399 Park Avenue, 4th Floor   and Chief                  Inc. ("CGM"); President
New York, NY 10022           Executive                  and Chief Executive
Age 51                       Officer                    Officer of Smith Barney
                                                        Fund Management LLC
                                                        ("SBFM"), Travelers
                                                        Investment Adviser, Inc.
                                                        ("TIA") and Citi Fund
                                                        Management Inc.

Officers:
Lewis E. Daidone             Senior Vice       Since    Managing Director of          N/A         N/A
CGM                          President         1995     CGM; Director and Senior
125 Broad Street, 11th Floor and Chief                  Vice President of SBFM
New York, NY 10004           Administrative             and TIA; Former Chief
Age 45                       Officer                    Financial Officer and
                                                        Treasurer of mutual funds
                                                        affiliated with Citigroup
                                                        Inc.

Richard L. Peteka            Chief             Since    Director of CGM; Director     N/A         N/A
CGM                          Financial         2002     and Head of Internal
125 Broad Street, 11th Floor Officer and                Control for Citigroup
New York, NY 10004           Treasurer                  Asset Management U.S.
Age 41                                                  Mutual Fund
                                                        Administration from
                                                        1999-2002; Vice
                                                        President, Head of Mutual
                                                        Fund Administration and
                                                        Treasurer at Oppenheimer
                                                        Capital from 1996-1999

Joseph P. Deane              Vice President    Since    Managing Director of          N/A         N/A
CGM                          and               1991     CGM; Investment Officer
399 Park Avenue, 4th Floor   Investment                 of SBFM
New York, NY 10022           Officer
Age 53

Kaprel Ozsolak               Controller        Since    Vice President of CGM         N/A         N/A
CGM                                            2002
125 Broad Street, 11th Floor
New York, NY 10004
Age 37

Christina T. Sydor           Secretary         Since    Managing Director of          N/A         N/A
CGM                                            1995     CGM; General Counsel
300 First Stamford Place                                and Secretary of SBFM
4th Floor                                               and TIA
Stamford, CT 06902
Age 52

--------
 * Each Director and Officer serves until his or her successor has been duly elected and qualified.
** Mr. Gerken is a Director who is an "interested person" of the Fund as defined in the Investment Company Act of 1940 because Mr. Gerken is an officer of SBFM and certain of its affiliates.

    36 Smith Barney New Jersey Municipals Fund Inc. | 2003 Annual Report to
                                 Shareholders

                                  SMITH BARNEY
                                   NEW JERSEY
                              MUNICIPALS FUND INC.



DIRECTORS               INVESTMENT ADVISER
Herbert Barg            AND ADMINISTRATOR
Dwight B. Crane         Smith Barney Fund
Burt N. Dorsett          Management LLC
R. Jay Gerken, Chairman
Elliot S. Jaffe         DISTRIBUTOR
Stephen E. Kaufman      Citigroup Global Markets Inc.
Joseph J. McCann
Cornelius C. Rose, Jr.  CUSTODIAN
                        State Street Bank and
OFFICERS                 Trust Company
R. Jay Gerken
President and Chief     TRANSFER AGENT
Executive Officer       Citicorp Trust Bank, fsb.
                        125 Broad Street, 11th Floor
Lewis E. Daidone        New York, New York 10004
Senior Vice President
and Chief               SUB-TRANSFER AGENT
Administrative Officer  PFPC Global Fund Services
                        P.O. Box 9699
Richard L. Peteka       Providence, Rhode Island
Chief Financial Officer 02940-9699
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

  Smith Barney New Jersey Municipals Fund Inc.



  This report is submitted for the general information of the shareholders of Smith Barney New Jersey Municipals Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information. If used as sales material after June 30, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

  SMITH BARNEY NEW JERSEY MUNICIPALS FUND, INC.
  Smith Barney Mutual Funds
  125 Broad Street
  10th Floor, MF-2
  New York, New York 10004

  For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

  www.smithbarney.com/mutualfunds



 (C)2003 Citigroup Global Markets Inc.
 Member NASD, SIPC

 FD0370 5/03                                                             03-4860